          Indenture Agreement with respect to Capital Notes dated April 19,
1999.
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I N D E N T U R E   A G R E E M E N T
W I T H   R E S P E C T
T O   C A P I T A L   N O T E S
D A T E D   A P R I L  19,  1 9 9 9
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INDENTURE AGREEMENT

     THIS INDENTURE AGREEMENT is made as of the 19th day of April, 1999, between BRENTON BANKS, INC., a corporation organized and existing under the laws of Iowa with its principal place of business in the City of Des Moines, Iowa, hereinafter called the "Company," and BANKERS TRUST COMPANY, a state banking corporation organized under the laws of the State of Iowa, with its principal place of business in the City of Des Moines, Iowa, hereinafter called the "Trustee."

W I T N E S S E T H:

     WHEREAS, Company is duly authorized by its Articles of Incorporation and By-Laws to borrow money for its corporate purposes; and,

     WHEREAS, Company was heretofore duly authorized by a unanimous affirmative vote of its directors at a meeting duly called and held for such purpose to borrow the sum of $5,000,000 for use in connection with its ordinary operations and to issue its Capital Notes in the total sum of $5,000,000, with the same to be secured by an appropriate Indenture Agreement with Bankers Trust Company, Des Moines, Iowa, as Trustee for the Capital Note holders.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) in hand paid to Trustee, and in consideration of the purchase and accep-tance of Capital Notes of Company by various purchasers, Company hereby covenants and declares that its Capital Notes in the maximum principal sum of $5,000,000, and hereinafter more fully described, shall be issued by it upon and subject to the following terms, conditions, and covenants, and Trustee by its execution hereof agrees to act as Trustee for all such Capital Note holders under and pursuant to the terms of this Agreement.

ARTICLE I

Capital Notes

     1.01 Company shall issue its Capital Notes, in the maximum total principal sum of $5,000,000 with the same being in the series, maturing on the dates, and bearing interest at the rates enumerated on Exhibit A attached hereto, which said Capital Notes shall constitute those issued under and pursuant to this Indenture. Such Capital Notes shall be issued in denominations of multiples of $1,000.

     1.02 The Capital Notes to be issued under and pursuant to the terms hereof shall be in the form attached hereto as Exhibit B.
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     1.03  All Capital Notes issued pursuant to this Indenture
shall be issued directly to the registered owners as to principal and interest, and shall be transferable by the registered owner in person or by duly authorized attorney at the office of the Company upon surrender and cancellation of the original Capital Note, at which time a new registered Capital Note(s) shall be executed and delivered by Company in lieu thereof with the same registered in the name of the transferee or transferees. Each Capital Note issued in consummation of an assignment and transfer of an original issue, or any subsequent Capital Notes issued and outstanding under the terms hereof, shall be appropriately recorded by both Company and by Trustee.

     1.04 All Capital Notes issued under and pursuant to this Indenture shall be certified by Trustee and shall not be valid for any purpose until so certified. Whenever a Capital Note is surren-dered for transfer or assignment and a new Capital Note issued in lieu thereof, the same shall be certified at that time by Trustee prior to its delivery to the registered owner or owners.

     1.05 All Capital Notes issued under the terms hereof shall have equal priority as to principal. Upon the happening of an "event of default," all interest due and unpaid on that date on all Capital Notes issued and outstanding shall have priority over any principal amounts of such Capital Notes, and shall be paid ratably either in money or property among the Capital Note holders to whom the said unpaid interest is due and owing, and no payment of principal shall be made until all said unpaid interest has been paid and discharged in full. Following payment of the interest, the principal sums due and unpaid on all Capital Notes issued and outstanding as of that date shall then be paid. For the purpose of principal payment, whether by virtue of distribution of money or property, priority with respect thereto shall be equal between all such outstanding Capital Notes.

     1.06 Any Capital Note issued under the terms hereof which has been lost, destroyed, or stolen shall be replaced by Company with an identical new Capital Note, certified by Trustee, upon proof of loss, destruction, or theft satisfactory to Company and Trustee and the giving of a bond to secure Company and Trustee from loss, if and to the extent required by Company and Trustee.

     1.07 Any Capital Note surrendered to Company by the holder thereof on payment or redemption shall be promptly cancelled by Company and after cancellation delivered to Trustee for recordation and return to Company. A Capital Note surrendered upon an
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assignment or transfer shall also be so cancelled by Company and delivered to Trustee for recordation and return to Company.

     1.08 All Capital Notes issued pursuant to the terms hereof shall bear interest, payable semi-annually on June 1 and December 1 of each year prior to maturity, call for redemption or redemption pursuant to Section 1.11 hereof. No payment of principal shall be made until all unpaid interest has been paid and discharged in full. Following payment of the interest, the principal sums due and unpaid on all Capital Notes issued and outstanding as of that date shall be paid. For the purpose of principal payments, whether by virtue of distribution of money or property, priority with respect thereto shall be equal in all respects between all such outstanding Capital Notes.

     1.09 Capital Notes issued and outstanding under the terms hereof shall be paid on maturity to the extent that payment is not prohibited by the terms hereof, and after payment of all interest due and payable on any such outstanding Capital Notes at that time.

     1.10 Any Capital Note issued pursuant to this Indenture may be redeemed in advance of maturity in whole or in part by Company, on any interest payment date occurring on or after the midpoint between the date of issuance and the stated maturity date of such Capital Note, at any time after thirty (30) days notice by Company of its election to do so by paying all interest due thereon together with the principal amount thereof.

     1.11 Upon the death of an individual registered holder or of an individual bearing a certain designated relationship to the registered holder, a Capital Note will be redeemed by the Company at the option of certain designated person(s) exercised as provided herein at face plus all interest accrued on the Capital Note to the date of redemption. An option shall arise upon the death of an individual who is (i) sole registered holder, (ii) a joint tenant registered holder, (iii) a tenant in common registered holder,
(iv) a life tenant registered holder, (v) the sole grantor of a revocable trust which is a registered holder, (vi) a participant in an IRA or other retirement plan solely for the benefit of one participant which is a registered holder, or (vii) the ward of a conservatorship or custodianship which is a registered holder. No option to require redemption of a Capital Note shall arise except as specifically set forth above.

     Upon the death of an individual who is the sole registered holder of a Capital Note, such option shall be exercisable by the deceased holder's personal representative(s). Upon the death of a registered holder who holds a Capital Note in joint tenancy, such
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
option shall be exercisable by the surviving joint tenant(s). Upon the death of a registered holder who holds a Capital Note in tenancy in common, such option shall be exercisable jointly by the personal representative(s) of the deceased holder and by the remaining tenant(s) in common. Upon the death of a registered holder who has a life estate in a Capital Note, such option shall be exercisable by the remainderman(men). Upon the death of an individual who is the sole grantor of a revocable trust which is a registered holder, such option shall be exercisable by the trustee(s) of the trust. Upon the death of the participant in an IRA or other retirement plan solely for the benefit of one participant which is a registered holder, such option shall be exercisable by the beneficiary(ies) of such IRA or retirement plan. Upon the death of a ward of a conservatorship or custodianship which is a registered holder, such option shall be exercisable by the personal representative(s) of such ward's estate. In the event more than one person is entitled to exercise the option, such option shall be exercisable only with the concurrence of all persons entitled to exercise the option.

     The option shall be exercisable for a period of 9 months following the date of death of the individual whose death gives rise to the option. The option shall be exercised by the person(s) entitled to exercise the option giving written notice to the Company of the exercise of the option at the Company's principal executive offices. Prior to the redemption of the Capital Note, the person(s) entitled to exercise the option shall furnish the Company with such documentation or evidence as the Company shall require to establish such person's(s') entitlement to exercise the redemption option. The Company shall be under no duty to notify the person(s) entitled to exercise the option of the existence of this redemption option or of any facts which come to the attention of the Company which would give any person the right to exercise the option.

     1.12 In the event any Capital Note is not presented for sur-render and cancellation on maturity or when called for redemption by Company, Company shall deposit a sum equal to the amount due thereon, with Trustee in trust for payment thereof, and no interest shall be due and payable to the holder of such Capital Note from and after its maturity or redemption date. Such payment by Company to Trustee shall be made within thirty (30) days after the due date. Thereafter, Trustee shall pay over said sum to the owner upon delivery and surrender of the pertinent Capital Note(s) for redemption and cancellation.

     1.13 Nothing contained in this Indenture or in any of the Capital Notes shall be construed to cause the Capital Notes issued
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hereunder to become immediately due and payable in the event of any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) or the purchase of stock and subsequent liquidation of the assets into the purchasing entity (hereinafter "purchase and liquidation") authorized to acquire and operate the same if the following are delivered to the
Trustee: (1) an opinion by a certified public accountant appointed by the successor corporation or entity opining that the net worth of the successor corporation or entity following the acquisition, merger, consolidation, sale of assets, or purchase and liquidation determined on a pro forma basis using the successor corporation's or entity's and the Company's most recent year-end financial statements preceding the date of the acquisition, merger, consolidation, sale of assets, or purchase and liquidation is in excess of the net worth of the Company as reflected on the Company's most recent year-end financial statements preceding the date of the acquisition, merger, consolidation, sale of assets, or purchase and liquidation; (2) an Assumption Agreement in which the successor corporation or entity expressly assumes the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company; and
(3) an opinion of counsel appointed by the successor corporation or entity that the Assumption Agreement is a valid and binding obligation of such successor corporation or entity enforceable in accordance with its terms and the Capital Notes are valid and binding obligations of the successor corporation or entity.

     In case of any such consolidation, merger, sale, conveyance, or purchase and liquidation and upon the assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company.

     1.14 Any notices which Company is required to give under the terms of this Indenture, or which are deemed necessary or proper by Company, shall be given by first class mail with postage prepaid addressed to each Capital Note holder at the address shown for him on the books and records of Company, and notices so given shall be deemed given upon the date of the mailing thereof.
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ARTICLE II

Covenants of Company

     2.01 Company covenants and agrees to pay all principal and interest as the same becomes due and payable upon any Capital Notes issued and outstanding under the terms of this Indenture; provided, however, that principal shall only be paid by it upon surrender of the appropriate Capital Notes for cancellation, or if not surrendered, by payment to Trustee as provided in this Indenture.

     2.02 Subject to the provisions of Section 1.13 hereof, Company covenants to continue the operation of its business, all as required and permitted by its Articles of Incorporation and By-Laws, and to at all times maintain sufficient assets and property to continue such general operations so long as any of its Capital Notes remain issued and outstanding under the terms hereof.

     2.03 Company covenants to meet all requirements relative to issuance of said Capital Notes, payment of principal and interest thereon from the sources specified, and all other conditions relating thereto as provided in Article I hereof.

     2.04 Company further covenants to furnish Trustee true copies of all quarterly and annual reports normally prepared by Company.

     2.05 On an annual basis Company covenants to furnish trustee with a certificate indicating whether there has been an "event of default", as defined in Article III hereof, on the Capital Notes. Said statement shall be certified by an officer of the Company that it is true and accurate according to the Company's best knowledge and belief. The Company shall deliver the certificate to the Trustee within ninety (90) days of the Company's fiscal year end.

     2.06 The Company further covenants to furnish Trustee a quarterly statement listing the current capital noteholders. Said statement shall be certified by an officer of the Company to be true and accurate according to the Company's best knowledge and belief.
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ARTICLE III

Defaults:  Rights, Remedies, and Duties of
Trustee and Capital Note Holders

     3.01 An "event of default" shall constitute any one of the following:

a. Failure of Company to pay interest or principal or any part thereof, within thirty (30) days after due;

b. Failure of Company to fully perform any other covenant or obligation made and to be kept or performed by Company by virtue of this Indenture which is not remedied within sixty (60) days after notice of such failure from Trustee or from the holders of twenty-five percent (25%) of the principal amount of all Capital Notes issued and outstanding under the terms hereof at that time.

c. Adjudication of Company as a bankrupt or insolvent in any state or federal court, or appointment by any court of a receiver to take over and conduct the business, affairs, and property of Company, or commencement of liquidation of Company, either voluntary or involuntary, pursuant to any bankruptcy, insolvency or receivership.

     3.02 Subject to the provisions of Section 4.01(e), upon the happening of an "event of default," Trustee shall declare all prin-cipal and interest on all Capital Notes of Company then issued and outstanding under the terms hereof due and payable at once by written notice to Company, and thereafter, Trustee may sue at law or in equity or proceed in any other manner authorized by law to enforce payment of all sums due on any such outstanding Capital Notes and to establish and enforce all rights and priorities of every kind and nature of the holders of all such Capital Notes and of such Trustee.

     3.03 Subject to the provisions of Section 4.01(e), upon the occurrence of an "event of default" as defined in this Indenture, Trustee, within thirty (30) days after knowledge thereof, shall give written notice thereof to all registered owners of Capital Notes outstanding under the terms of this Indenture at that time, said notice to be by ordinary first class mail addressed to each owner at the address shown on Trustee's records. Failure to give notices
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under the terms hereof, however, shall not make Trustee liable for any claim resulting therefrom.

     3.04 In any action or proceeding in which rights of Capital Note holders in and to the assets and property of Company are or may be affected, or to enforce payment of interest or principal due under this Indenture or any of the Capital Notes issued pursuant to the same, or to otherwise enforce performance by Company of any obligations made or to be performed by it under the terms hereof or of Capital Notes issued pursuant to this Indenture, Trustee shall act for and on behalf of all Capital Note Holders, and shall file and make proof of debts, claims, petitions, pleadings, and all other instruments, and may take all action and steps deemed necessary or proper to enforce, protect, and preserve all rights and properties of the holders of outstanding Capital Notes.

     3.05 Trustee may employ counsel as in its discretion deemed proper in the case of any "event of default" of Company, or any other actions as in this Indenture described or provided for with respect to Trustee either in its own right or for and on behalf of Capital Note holders, and Company shall pay all fees and expenses of such counsel and of Trustee in any such acts, actions, or proceedings taken by Trustee under terms hereof.

     3.06 All moneys collected or received by Trustee by virtue of any act, action, or proceeding taken under the terms hereof or received by Trustee for and on behalf of Capital Note holders shall be disbursed as follows:

a. In payment of all costs, expenses, charges, and fees of Trustee, including counsel and attorney's fees;

b. In payment of all principal and interest due and unpaid on the Capital Notes issued and outstanding at that time. If there are insufficient funds to fully pay all such principal and interest, the funds available shall be applied and paid first ratably to the payment of unpaid interest and then ratably to the payment of principal;

c.  The remainder, if any, to Company.

     3.07 In case of an "event of default" by Company by virtue of which the Trustee may elect to institute an action or proceeding on behalf of the Capital Note holders against Company, if Trustee does not institute an action within thirty (30) days after its elective right to so do has accrued, the holders of Capital Notes totaling
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twenty-five percent (25%) of the principal amount of all such
Capital Notes then issued and outstanding by written demand given to Trustee may require Trustee to institute any action or proceeding which they direct Trustee to initiate, provided however, that Trustee, before bringing any such action, may, as is hereinafter more fully spelled out, require adequate security from such Capital Note holders to protect it against any loss by virtue of expenses, charges, and fees incident to any action so required. In the event that two or more groups of holders of Capital Notes each of which holds Capital Notes totaling twenty-five percent (25%) of the principal amount of all such Capital Notes then issued and outstanding direct the trustee to proceed in a conflicting manner(s), the trustee may interplead the funds into or may seek a declaratory determination of the conflict(s) from the District Court for Polk County, Iowa.

     3.08 No holder of any Capital Note issued hereunder shall have the right to institute any suit, action, or proceeding in equity or at law for the execution of any trust or power hereof or for the endorsement or any remedy under this Indenture or any Capital Note issued hereunder unless:

a. Such holder shall have previously given the Trustee written notice of some existing "event of default" and of the continuance thereof;

b. The holders of twenty-five percent (25%) in principal amount of the Capital Notes at the time outstanding shall have requested the Trustee to exercise such power or right of action after the right to do so has accrued hereunder and have afforded the Trustee a reasonable opportunity to proceed upon such request;

c. Such holders shall have offered to Trustee indemnity satisfactory to it against the costs, expenses, and liabilities to be incurred thereby; and

d. The Trustee shall have failed or refused to comply with such request within a period of sixty (60) days. Compliance with the foregoing conditions shall at the option of the Trustee be a condition precedent to the exercise of the powers and trusts of this Indenture and to any action or proceeding for the enforcement of any remedy hereunder, and no holder of any Capital Note shall have any right to enforce any right on account of this Indenture or his Capital Note, except in the manner herein provided, and in any event
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all proceedings hereunder at law or in equity shall be instituted and maintained for the ratable benefit of all holders of outstanding Capital Notes in the manner and with the interest priority provided for in Section 1.05 and Section 3.06, and any other applicable provisions hereof.

ARTICLE IV

Trustee, Its Rights and Duties,
and Successor Trustees

     4.01 The Trustee, for itself and its successors, hereby accepts the trust created by this Indenture and assumes the duties imposed, but upon the following terms and conditions:

a. Trustee shall be entitled to reasonable compensation for all services from time to time rendered by it under and by virtue of the terms of this Indenture including an acceptance fee, together with all expenses from time to time incurred by it, including fees paid for counsel and for legal services. The parties hereto shall agree upon Trustee's fees for ordinary services from time to time hereunder. In the event the parties do not agree, or in the event of extraordinary services by virtue of events of default or liquidation of Company, or any other matter which may require extraordinary services from Trustee, Trustee's compensation may be fixed by an appropriate court. Company covenants to pay all compensation to which Trustee may be entitled, including expenses and fees from time to time, promptly upon demand.

b. Trustee shall not be responsible for the correctness of any recitals in this Indenture of any Capital Notes issued under and pursuant to the same (except certificates and authentications by Trustee).

c. Trustee may employ and consult with counsel whenever deemed necessary, and the opinion of such counsel shall be full and complete authorization and protection to and for Trustee in respect of any action taken or suffered by it in good faith and in accordance with the opinion of such counsel.

d. Trustee may rely upon the correctness of any certificate or statement, of the President or a Vice President of Company furnished from time to time
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under the terms hereof and shall not be liable in any way for any act done or any omission to act in reliance on any such certificate or statement.

e. Trustee hereunder shall have no responsibility for determining when or whether an "Event of Default" has occurred except for those events of default which would come to its knowledge and attention in the ordinary course of business under this form of Trust
Indenture.

     4.02 Trustee shall not be liable for any act of commission or omission on its part in connection with the discharge and perfor-mance of its duties and obligations under this Indenture and any Capital Notes issued pursuant hereto, except to the extent that any such act or omission shall constitute willful misconduct or negli-gence, and reliance upon certificates and statements of Company, the President or a Vice President thereof, opinions of counsel (whether counsel for Company or not), and good faith errors in judgment by a responsible officer or officers of Trustee shall not be held to be negligent in any case.

     4.03 Trustee shall keep at all times a current list of the names and addresses of registered Capital Note holders, issued and outstanding under the terms of this Indenture. Company shall promptly notify Trustee of all changes in names or addresses of Capital Note holders known to it.

     4.04  Trustee may resign whenever it may elect to so do, sixty
(60) days after a written notice of its intention to so do has been served on Company and on all Capital Note owners shown by the records of Trustee (notices in all cases to be by ordinary, first class mail with the date of service thereof), and in the event Trustee shall resign, or in the event Trustee shall be dissolved and cease to do business as a bank or trust company, Company shall designate by an appropriate written instrument a successor Trustee which shall be a state or national bank or trust company with its principal office in the state of Iowa. Any successor trustee appointed by Company under the terms hereof shall have all rights, powers, and duties of the original Trustee as herein provided, and whenever in this Indenture the word "Trustee" appears or the Trustee is referred to, it shall mean and includes any and all successor Trustees who may be appointed hereunder.

     4.05 Trustee shall not be in any manner precluded from buying, selling, owning, or dealing in Capital Notes issued pursuant to this agreement, either in its own right or as agent for others,
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as fully and completely as any other individual, firm, or
corporation could do.

     4.06 Trustee or Company may (and on written request of owners of twenty-five percent (25%) in principal amount of outstanding Capital Notes shall) call a meeting of all Capital Note owners for any appropriate purpose. Such meeting shall be called by giving a written notice of the time and place thereof by ordinary, first class mail to all Capital Note owners whose names and addresses are first shown in the records of Trustee, mailed not less than five
(5) days prior to the date fixed for such meeting. The Company shall pay for the costs of calling and holding said meeting.

     4.07 In any case in which Trustee is required or may deem it proper or advisable to give a notice to Company, a Capital Note holder or any other person, firm, or agency, such notice shall be given by ordinary, first class mail, addressed to the last known post office address of any such person, firm, or agency, and the time of service thereof shall be the time of mailing thereof.

ARTICLE V

     5.01 The Company and Trustee may make arrangements varying, amending or changing this Indenture as Company and Trustee shall from time to time deem proper without the approval of the noteholders, provided only that no such amendment shall adversely affect any rights or interests of owners of Capital Notes then issued and outstanding under and pursuant to this Indenture.

     5.02 Upon the execution of any Supplemental Indenture pursuant to the provisions of this Article V, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities under this Indenture of the Trustee, the Company, and the holders of Capital Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

IN WITNESS WHEREOF, Brenton Banks, Inc. has caused this Indenture to be executed in its name and on its behalf by its President, duly attested by its Secretary, with its corporate seal hereto attached, and Bankers Trust Company, Des Moines, Iowa, to evidence its acceptance of the trusts hereby created, has caused this instrument to be signed in its name and on its behalf by a duly authorized officer, all on or as of this 19th day of April, 1999.
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BRENTON BANKS, INC.                    BANKERS TRUST COMPANY



By /s/ Robert L. DeMeulenaere          By /s/ Bryan Hall
   Robert L. DeMeulenaere                 Bryan Hall, Trust Officer
   President


ATTEST:


By /s/ Steven T. Schuler
   Steven T. Schuler,
   Chief Financial Officer and
   Treasurer/Secretary


STATE OF IOWA           )
                        ) ss.
COUNTY OF POLK          )

     On this 19th day of April, 1999, before me, a Notary Public in and for Polk County, Iowa, personally appeared Robert L. DeMeulenaere, President, and Steven T. Schuler, Chief Financial Officer and Treasurer/Secretary, of Brenton Banks, Inc., the corporation which executed the above and foregoing instrument, who being to me known as the identical persons who signed the foregoing instrument, and by me duly sworn, each for himself, did say that they are respectively the President and the Chief Financial Officer/Secretary/Treasurer of said corporation, and that said instrument was by them signed and sealed on behalf of the said corporation by authority of its Board of Directors, and each of them acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and each of them voluntarily executed.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed my Notarial Seal the day and year last above written.

                                             /s/ Pamela J. Slippy
                                               , Notary Public in
                                              and for Polk County
Seal
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STATE OF IOWA           )
                        ) ss.
COUNTY OF POLK          )

     On this 21 day of April, 1999, before me, a Notary Public in and for Polk County, Iowa, personally appeared Bryan Hall, of Bankers Trust Company, the corporation which executed the above and foregoing instrument, who being to me known as the identical person who signed the foregoing instrument, and by me duly sworn, did say that he is the Trust Officer of said corporation, and that said instrument was by him signed and sealed on behalf of the said corporation by authority of its Board of Directors, and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by him voluntarily executed.

	IN WITNESS WHEREOF, I have hereunto signed my name and affixed my Notarial Seal the day and year last above written.

                                             /s/ Pamela J. Slippy
                                               , Notary Public in
                                              and for Polk County
Seal
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Exhibit A

    5.00% Capital Notes
    Series RR-27 through RR-38
    Due 2003 through 2014

    5.25% Capital Notes
    Series TT-27 through TT-38
    Due 2003 through 2014

    5.50% Capital Notes
    Series UU-27 through UU-38
    Due 2003 through 2014

    5.75% Capital Notes
    Series VV-27 through VV-38
    Due 2003 through 2014

    6.00% Capital Notes
    Series G-27 through G-38
    Due 2003 through 2014

    6.25% Capital Notes
    Series Q-27 through Q-38
    Due 2003 through 2014

    6.50% Capital Notes
    Series J-27 through J-38
    Due 2003 through 2014

    6.75% Capital Notes
    Series K-27 through K-38
    Due 2003 through 2014

    7.00% Capital Notes
    Series M-27 through M-38
    Due 2003 through 2014

    7.25% Capital Notes
    Series N-27 through N-38
    Due 2003 through 2014

    7.50% Capital Notes
    Series R-27 through R-38
    Due 2003 through 2014

    7.75% Capital Notes
    Series T-27 through T-38
    Due 2003 through 2014

    8.00% Capital Notes
    Series U-27 through U-38
    Due 2003 through 2014

    8.25% Capital Notes
    Series V-27 through V-38
    Due 2003 through 2014

    8.50% Capital Notes
    Series W-27 through W-38
    Due 2003 through 2014

    8.75% Capital Notes
    Series X-27 through X-38
    Due 2003 through 2014

    9.00% Capital Notes
    Series Y-27 through Y-38
    Due 2003 through 2014

    9.25% Capital Notes
    Series B-27 through B-38
    Due 2003 through 2014

    9.50% Capital Notes
    Series A-27 through A-38
    Due 2003 through 2014

    9.75% Capital Notes
    Series C-27 through C-38
    Due 2003 through 2014

    10.00% Capital Notes
    Series D-27 through D-38
    Due 2003 through 2014

    10.25% Capital Notes
    Series E-27 through E-38
    Due 2003 through 2014

    10.50% Capital Notes
    Series F-27 through F-38
    Due 2003 through 2014

    10.75% Capital Notes
    Series H-27 through H-38
    Due 2003 through 2014

    11.00% Capital Notes
    Series I-27 through I-38
    Due 2003 through 2014

    11.25% Capital Notes
    Series L-27 through L-38
    Due 2003 through 2014

    11.50% Capital Notes
    Series O-27 through O-38
    Due 2003 through 2014

    11.75% Capital Notes
    Series S-27 through S-38
    Due 2003 through 2014

    12.00% Capital Notes
    Series Z-27 through Z-38
    Due 2003 through 2014

    12.25% Capital Notes
    Series P-27 through P-38
    Due 2003 through 2014

    12.50% Capital Notes
    Series SS-27 through SS-38
    Due 2003 through 2014

    12.75% Capital Notes
    Series AA-27 through AA-38
    Due 2003 through 2014

    13.00% Capital Notes
    Series BB-27 through BB-38
    Due 2003 through 2014
     168

T No. _______________
BRENTON BANKS, INC.
DES MOINES, IOWA
$__________________
REGISTERED CAPITAL NOTE (SERIES _______________________ CALLABLE)

     Brenton Banks, Inc., a corporation organized and existing under the laws of the State of Iowa, hereinafter referred to as the Corporation, for value received hereby promises to pay to the registered holder hereof, upon presentation of this Capital Note, the sum of $___________________ on the 1st day of June, ______________, at the main office of the Corporation in the City of Des Moines, Iowa. The Corporation further agrees to pay interest on the principal amount from the __________ day of ____________________, until paid, at the rate of _______% per annum, payable semi-annually on the first day of June and December of each year.

   The Corporation shall, upon request of the registered holder hereof, mail a check representing the interest hereon, or the principal when due, to the registered holder at his address appearing on the books of registration.
   The Capital Note is subject to being called on any interest payment date occurring on or after the date that is the midpoint between the original issuance date and the stated maturity date, at the option of the Corporation on not less than thirty (30) days' prior written notice given by the Corporation by ordinary mail to the holder of the Capital Note at such holder's address appearing on the books of registration, at 100% of the principal amount of this Capital Note, together with interest accrued and unpaid on this Capital Note, to the date fixed for such call.
   Upon the death of an individual registered holder or of an individual bearing a certain designated relationship to the registered holder, a Capital Note will be redeemed by the Company at the option of certain designated person(s) exercised as provided herein at face plus all interest accrued on the Capital Note to the date of redemption. An option shall arise upon the death of an individual who is (i) sole registered holder, (ii) a joint tenant registered holder, (iii) a tenant in common registered holder, (iv) a life tenant registered holder, (v) the sole grantor of a revocable trust which is a registered holder, (vi) a participant in an IRA or other retirement plan solely for the benefit of one participant which is a registered holder, or
(vii) the ward of a conservatorship or custodianship which is a registered holder. No option to require redemption of a Capital Note shall arise except as specifically set forth above.
   Upon the death of an individual who is the sole registered holder of a Capital Note, such option shall be exercisable by the deceased holder's personal representative(s). Upon the death of a registered holder who holds a Capital Note in joint tenancy, such option shall be exercisable by the surviving joint tenant(s). Upon the death of a registered holder who holds a Capital Note in tenancy in common, such option shall be exercisable jointly by the personal representative(s) of the deceased holder and by the remaining tenant(s) in common. Upon the death of a registered holder who has a life estate in a Capital Note, such option shall be exercisable by the remainderman(men). Upon the death of an individual who is the sole grantor of a revocable trust which is a registered holder, such option shall be exercisable by the trustee(s) of the trust. Upon the death of the participant in an IRA or other retirement plan solely for the benefit of one participant which is a registered holder, such option shall be exercisable by the beneficiary(ies) of such IRA or retirement plan. Upon the death of a ward of a conservatorship or custodianship which is a registered holder, such option shall be exercisable by the personal representative(s) of such ward's estate. In the event more than one person is entitled to exercise the option, such option shall be exercisable only with the concurrence of all persons entitled to exercise the option.
   The option shall be exercisable for a period of 9 months following the date of death of the individual whose death gives rise to the option. The option shall be exercised by the person(s) entitled to exercise the option giving written notice to the Company of the exercise of the option at the Company's principal executive offices. Prior to the redemption of the Capital Note, the person(s) entitled to exercise the option shall furnish the Company with such documentation or evidence as the Company shall require to establish such person's(s') entitlement to exercise the redemption option. The Company shall be under no duty to notify the person(s) entitled to exercise the option of the existence of this redemption option or of any facts which come to the attention of the Company which would give any person the right to exercise the option.
   This Capital Note is one of an authorized issue of fully registered Capital Notes of Brenton Banks, Inc., issued in multiples of $1,000 and limited to the aggregate principal amount of $5,000,000 at any one time outstanding, all issued pursuant to an Indenture dated April 19, 1999, executed and delivered by the Corporation to the Trustee, to which Indenture reference is hereby made for a description of rights, duties and obligations thereunder of the Corporation, the Trustee and the Owners of the Capital Notes.
   In the event of default in the payment of principal of, or interest on, this Capital Note, the total principal amount of this Capital Note, and all interest hereof, shall become due and payable and the Corporation shall immediately pay the same.
   Books for the registry hereof are maintained at the office of the Corporation or at the agency of the Corporation established for that purpose in the city of Des Moines, Iowa. This Capital Note is transferable by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Corporation for such purpose in the city of Des Moines, Iowa, upon surrender for cancellation of this Capital Note at said office or agency. Thereupon, a new Capital Note for a like principal amount, or new Capital Notes in such authorized denominations and registered in such name or names, as shall have been requested, shall be issued and delivered.
   No transfer hereof shall be valid unless made on the Corporation's books, at the office of the Corporation or the agency established for that purpose, in accordance with the provisions of the foregoing paragraph. The Corporation and its agents may deem and treat the person in whose name this Capital Note is registered as the absolute owner of the Capital Note for the purpose of receiving payment hereof and interest due hereon, but the Corporation may, at any time, require the presentation hereof as a condition precedent to such payment.
   No recourse shall be had for the payment of the principal of, or interest upon, this Capital Note, against any shareholder, officer, or director of the Corporation, by reason of any matter prior to the delivery of this Note, or otherwise, all such liability, by the acceptance hereof, and as a part of the consideration of this issue hereof, being expressly waived.
   In the event any Capital Note is not presented for payment when due or when called by the Corporation, the Corporation shall deposit a sum equal to the amount due thereon with Trustee in trust for payment thereof and neither the Corporation nor Trustee shall thereafter be liable for any interest thereon.
   This Capital Note and any subsequent Capital Note issued on transfer and surrender hereunder shall not be valid for any purpose until duly certified by the Trustee under the Indenture supporting the name.
   This Capital Note is not a deposit and is not insured by the Federal Deposit Insurance Corporation.
     IN WITNESS WHEREOF, the Corporation has caused this Capital Note to be executed by its Chairman, President or Treasurer, and attested to by another authorized individual, and its corporate seal affixed hereto, at Des Moines, Iowa, on the day and year appearing below.

Brenton Banks, Inc.
Corporate Seal
Iowa

Date: ________________________________

BRENTON BANKS, INC.
By: __________________________________
    (Chairman, President or Treasurer)

ATTEST:
______________________________________
(Secretary, Asst. Secretary Treasurer,
  or other authorized individual)
     169

REGISTRATION
(No writing on this registered Capital Note except by an officer or agent of the Corporation)

Date of           In Whose                           Registry
Registration   Name Registered      Address       Officer/Agent

______________ ________________ _______________  ________________

______________ ________________ _______________  ________________

______________ ________________ _______________  ________________

______________ ________________ _______________  ________________


TRUSTEE'S CERTIFICATE

The foregoing Capital Note is hereby certified by the undersigned Bank as Trustee as one of the series of Capital Notes of Brenton Banks, Inc., described in the Indenture referred to therein, made between the Corporation and this Bank as Trustee.

     Dated as of this _______ day of ____________________, ______.

_______________________________
(Trustee)

By_____________________________
Its____________________________
        (Title)

ASSIGNMENT

For value received I hereby assign to ___________________________ the within registered Capital Note and hereby irrevocably appoint
_________________________________________________ attorney to transfer the registered Capital Note on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________________

Signatures guaranteed by the ____________________________________
                             Signature (in whose name registered)
__________________________
           (Bank)

__________________________   ____________________________________
         Signature           Signature (in whose name registered)

__________________________
Date        Office & Title


The transfer of any notes represented by this certificate to any person who is not then a bona fide resident of the State of Iowa purchasing such notes for the purpose of investment and not for resale is restricted pursuant to the terms of a subscription form executed by the original holder of such notes.
     170